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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                SPORTSTRAC, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                                          84-1320893
(State of or other jurisdiction                (IRS Employer Identification No.)
of incorporation or organization)

6900 E. Belleview Avenue
Suite 200, Englewood, CO                                                80111
 (Address of Principal)                                               (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                  Common Stock, par value $.01 per share

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Item 1. Description of Registrant's Securities to be Registered.

        Incorporated herein by reference to the section entitled "Description of Securities" contained in Amendment No. 7 to the Company's Registration Statement filed on Form SB-2 (Registration No. 333-1634) filed on October 9, 1996. The "Description of Securities" section contained in the prospectus to be filed pursuant to Rule 424(b) under the Securities Act, is also hereby incorporated by reference.

Item 2. Exhibits.
                                                                   Exhibit
Document                                                             No.
--------                                                           -------
(a)  Form of Underwriting Agreement.******                           1.01

(b)  Form of Selected Dealers Agreement.******                       1.02

(c)  Form of Financial Consulting Agreement+                         1.03

(d)  Certificate of Incorporation of the Company.+                   3.01

(e)  By-Laws of the Company.+                                        3.02

(f)  Specimen Certificate for shares of Common Stock.*****           4.01

(g)  Specimen Certificate for Class A Warrants*****                  4.02

(h)  Form of Warrant Agreement.***                                   4.03

(i)  Form of Underwriter's Purchase Option.******                    4.04

(j)  Opinion of Bernstein & Wasserman, LLP, counsel to the           5.01
     Company.******

(k)  1995 Stock Plan.+                                               10.02

(l)  Sublicense Agreement dated as of August 30, 1995 between        10.03
     Company and Biofactors, Inc.*****

(m)  Agreement dated as of August 30, 1995 by and among Systems      10.04
     Technology, Inc., Biofactors, Inc. and the Company.*

(n)  Bridge Loan Agreements and Related Promissory Notes.*           10.05

(o)  Amended Bridge Loan Agreements.**                               10.06(A)

                                        2

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(p)  Amended Bridge Loan Agreements dated June 27, 1996.*****        10.06(B)

(q)  Amended Bridge Loan Agreements dated July 31, 1996.*****        10.06(C)

(r)  Amended Bridge Loan Agreements dated                            10.06(D)
     September 4, 1996.******

(s)  The Study.***                                                   10.07

(t)  Agreement dated August 8, 1996 between the Company              10.08
     and The Palm Spring Suns.*******

(u)  Agreement dated August 8, 1996 between the Company              10.09
     and U.S. Golf, Inc.*******

(v)  Consent of Holtz Rubenstein & Co., LLP, Independent             23.02
     Certified Public Accountants.*******

(w)  Consent of Matthew Wilson.**                                    99.01

(x)  Consent of Stanley Johnson.**                                   99.02

(y)  Consent of R. Wade Allen.**                                     99.03

(z)  Consent of Dr. Michael Mellman.***                              99.04

(aa) Consent of Marc Silverman.***                                   99.05

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+       Incorporated herein by reference to the Company's Registration
        Statement, Registration No. 333-1634 as filed with the Securities and Exchange Commission on February 26, 1996.

* Incorporated herein by reference to Amendment No. 1 to the Company's Registration Statement, Registration No. 333-1634 as filed with the Securities and Exchange Commission on April 24, 1996.

** Incorporated herein by reference to Amendment No. 2 to the Company Registration Statement, Registration No. 333-1634 as filed with the Securities and Exchange Commission on May 30, 1996.

*** Incorporated herein by reference to Amendment No. 3 to the Company's Registration Statement, Registration No. 333-1634 as filed with the Securities and Exchange Commission on June 28, 1996.

**** Incorporated herein by reference to Amendment No. 4 to the Company's Registration Statement, Registration No. 333-1634 as filed with the Securities and Exchange Commission on July 17, 1996.

***** Incorporated herein by reference to Amendment No. 5 to the Company's Registration Statement, Registration No. 333-1634 as filed with the Securities and Exchange Commission on August 26, 1996.

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******  Incorporated herein by reference to Amendment No. 6 to the Company's
        Registration Statement, Registration No. 333-1634 as filed with the Securities and Exchange Commission on September 17, 1996.

******* Incorporated herein by reference to Amendment No. 6 to the Company's
        Registration Statement, Registration No. 333-1634 as filed with the Securities and Exchange Commission on October 9, 1996.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        SPORTSTRAC, INC.

                                        By: /s/ Marc Silverman
                                        Name: Marc Silverman
                                        Title: President

Dated: November 11, 1996

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